UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 12, 2018

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(212) 658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
Ambac Financial Group, Inc (“AFG”), a holding company whose subsidiaries, including Ambac Assurance Corporation (“AAC” and together with AFG, “Ambac” or the “Company”), provide financial guarantees, announced today the successful conclusion of the rehabilitation of the Segregated Account of Ambac Assurance Corporation (the “Segregated Account”), following the successful completion of (i) the exchange of certain 5.1% surplus notes due 2020 (the “Surplus Notes”) held by holders of Surplus Notes that elected to participate in a voluntary exchange transaction and (ii) the satisfaction and discharge of all deferred amounts (including accretion amounts, the “Deferred Amounts”) of the Segregated Account, in each case for an effective consideration package comprised of cash and new Senior Secured Notes (as defined below) and certain existing Surplus Notes and (iii) the exit from rehabilitation of the Segregated Account (the “Rehabilitation Exit Transactions”) previously announced on July 19, 2017.
In exchange for an effective consideration package of 40% cash, 41% secured notes and 12.5% Surplus Notes, AAC received the following benefits as a result of the completion of the Rehabilitation Exit Transactions:

•	Satisfaction and discharge of all outstanding Deferred Amounts of the Segregated Account, totaling $3.86 billion, including accretion amounts thereon;

•	Cancellation of $809.5 million in principal amount outstanding, plus accrued and unpaid interest thereon of the Surplus Notes; and

•	An effective discount of 6.5% on Deferred Amounts and the outstanding amount of principal and accrued and unpaid interest on tendered Surplus Notes.
Secured Notes Indenture
On February 12, 2018, as part of the consideration in the Rehabilitation Exit Transactions, Ambac LSNI, LLC (the “Senior Secured Notes Issuer”), a direct wholly owned subsidiary of AFG, issued $2,154,351,378 aggregate principal amount of LIBOR Plus 5.00% Insured Secured Notes Due 2023 (the “Senior Secured Notes”) under an indenture, dated as of February 12, 2018 (the “Secured Notes Indenture”), by and between Senior Secured Notes Issuer and The Bank of New York Mellon, as trustee (in such capacity, the “Senior Secured Notes Trustee”) and note collateral agent (in such capacity, the “Note Collateral Agent”).
Coupon and Payments
The Senior Secured Notes will accrue interest at a per annum rate of three month U.S. dollar London inter-bank offered rate, not less than 1.00% plus an applicable margin of 5.00%. Accrued and unpaid interest will be paid in cash on each interest payment date with respect to the Senior Secured Notes. Scheduled interest payment days shall be quarterly on the last date of each calendar quarter, beginning on June 30, 2018.
Ranking
The Senior Secured Notes will be Senior Secured Notes Issuer’s senior secured indebtedness and will rank:

•
effectively senior to all of Senior Secured Notes Issuer’s future unsecured indebtedness and indebtedness secured by junior liens on the same collateral to the extent of the value of the Senior Secured Notes Collateral;

•	equal in right of payment with all of the Senior Secured Notes Issuer’s future senior indebtedness; and

•	senior in right of payment to all of the Senior Secured Notes Issuer’s future indebtedness subordinated to the Senior Secured Notes.
Senior Secured Notes Collateral
The Senior Secured Notes will be secured by all assets of the Senior Secured Notes Issuer, including the Ambac Note (as defined below). The Senior Secured Notes Issuer will establish an account that will be pledged to the Note Collateral Agent for the benefit of holders of the Senior Secured Notes into which the Senior Secured Notes Issuer will deposit any proceeds from the Ambac Note that it receives. AAC will pledge to the Note Collateral Agent, for the benefit of the holders of the Senior Secured Notes, the proceeds of any Senior Secured Notes that AAC may from time to time hold in order to secure the Senior Secured Notes Issuer’s obligations to the holders of the Senior Secured Notes. AAC will establish an account that will be pledged to the Note Collateral Agent for the benefit of holders of the Senior Secured Notes into which AAC will deposit any proceeds of any Senior Secured Notes that it receives.
Events of Default
The occurrence of any of the following events will constitute a Senior Secured Notes Issuer event of default:

•	A default in any payment of any amounts due under the Senior Secured Notes, continuing for a period of three business days.

•	An event of default under the Ambac Note.

•
Failure of AAC to honor a valid claim for principal of the Senior Secured Notes under the Policy (as defined below) or failure of AAC to honor a valid claim for interest on the Senior Secured Notes under the Policy, in each case within three business days after receipt of such valid claim for payment.

•	Certain events of insolvency/rehabilitation/liquidation of the Senior Secured Notes Issuer.
Failure to comply with the Senior Secured Notes Issuer covenants or inaccuracy of representations of the Senior Secured Notes Issuer in any material respect and such failure or inaccuracy is not cured within 30 days after the earlier of (i) the day of written notice to the Senior Secured Notes Issuer of such failure or inaccuracy pursuant to the Secured Notes Indenture and (ii) the day on which the Senior Secured Notes Issuer has actual knowledge of such failure or inaccuracy.
Covenants
The Secured Notes Indenture contains covenants that, among other things, require the Senior Secured Notes Issuer to:

•	make payments;

•	maintain a paying agent;

•	maintain the security interest in the Senior Secured Notes Collateral;
The Secured Notes Indenture contains covenants that, among other things, restrict the Senior Notes Issuer from, subject to certain exceptions:

•	merging or consolidating;

•	engaging in any business or having any assets (other than the collateral) or liabilities (other than the Senior Secured Notes); and

•	selling or otherwise transferring the Senior Secured Notes Collateral.
Maturity
The maturity date for the Senior Secured Notes will be the earlier of (x) the February 12, 2023 and (y) if the Senior Secured Notes are then outstanding, the date that is five business days prior to the date for which the Office of the Commissioner of Insurance for the State of Wisconsin (“OCI”) has approved the repayment of all of the outstanding principal amount of all Surplus Notes issued by AAC. The Senior Secured Notes Issuer is expected to liquidate pursuant to its organizational documents after the maturity date of the Senior Secured Notes.
Mandatory Redemption
Promptly, and in any event within four business days after the receipt (whether directly or indirectly) of up to the first $1.4 billion of proceeds (net of reinsurance) (“Tier I Net Proceeds”) from certain litigations in which AAC seek redress for breaches of representations and warranties and/or fraud related to residential mortgage-backed securitizations (the “RMBS Litigation”), AAC shall (i) apply an amount (the “Mandatory Redemption Amount”) equal to the lesser of (a) the amount of such Tier I Net Proceeds and (b) all outstanding principal and accrued and unpaid interest on the Ambac Note to redeem the Ambac Note, in whole or in part, as applicable; provided, that any non-cash Tier I Net Proceeds shall be deemed to be received upon the receipt of the applicable appraisal. Such redemption shall be applied, on the redemption date arising as a result of such redemption of the Ambac Note, to the maximum amount of principal on the Ambac Note that can be repaid with such Mandatory Redemption Amount, along with, and taking into account, any accrued but unpaid interest on such principal to but excluding the applicable redemption date at the time of such payment.
A copy of the Senior Secured Notes Indenture is attached as Exhibit 4.1 and incorporated herein by reference. The foregoing description of the Senior Secured Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the document.
Ambac Note
On February 12, 2018, AAC issued a secured note (the “Ambac Note”) in an initial aggregate principal amount of $2,154,351,378 to the Senior Secured Notes Issuer.
Coupon and Payments
The Ambac Note will accrue interest at a per annum rate of three month U.S. dollar London inter-bank offered rate, not less than 1.00% plus an applicable margin of 5.00%. Accrued and unpaid interest will be paid in cash on each interest payment date with respect to the Ambac Note. Scheduled interest payment days shall be quarterly on the last date of each calendar quarter, beginning on June 30, 2018.
Ranking
The Ambac Note will be AAC’s senior secured indebtedness and will rank:

•
effectively senior to all of AAC’s existing and future unsecured indebtedness and indebtedness secured by junior liens on the same collateral to the extent of the value of the Ambac Note Collateral (as defined below);

•	equal in right of payment with all of AAC’s existing and future senior indebtedness;

•	senior in right of payment to all of AAC’s existing and future indebtedness subordinated to the Ambac Note; and

•	senior to all surplus notes of AAC, including Surplus Notes that remain outstanding following the completion of the Exchange Offers.
Ambac Note Collateral
The Ambac Note is secured by a pledge of (i) the right to receive Tier I Net Proceeds, (ii) RMBS securities and certain other assets (the “Pledged Securities”) having an aggregate market value of not less than $350 million on February 8, 2018 and (iii) a collateral account into which the Tier 1 Net Proceeds will be deposited (clauses (i), (ii), and (iii) together, the “Ambac Note Collateral”). The Ambac Note Issuer will, at all times, control the RMBS Litigation in all respects (including, without limitation, all decisions as to strategy, settlement, and pursuit). For the avoidance of doubt, the Ambac Note Issuer shall not transfer its right to receive the Tier I Net Proceeds (except in connection with contingency fee arrangements with counsel) or relinquish its control of the RMBS Litigation (including by granting any consent rights) to any third party.
Events of Default
The occurrence of any of the following events will constitute an Event of Default under the Ambac Note:

•
Failure of AAC to pay principal (other than at maturity) when due; provided that in the case of a failure to pay principal (other than at maturity) when due as a result of an administrative or technical error or omission such failure continues for three business days.

•	Failure of AAC to pay interest or other amounts (other than principal) in each case within three business days after such interest or other amount is due and unpaid.

•	Failure of AAC to pay principal at maturity.

•	Certain events of insolvency, rehabilitation or liquidation of AAC.
Maturity
The maturity date for the Ambac Note will be the earlier of (x) February 12, 2023 and (y) if the Senior Secured Notes are then outstanding, the date that is five business days prior to the date for which OCI has approved the repayment of all of the outstanding principal amount of all Surplus Notes issued by AAC. The Senior Secured Notes Issuer is expected to liquidate pursuant to its organizational documents after the maturity date of the Senior Secured Notes. If the Senior Secured Notes Issuer liquidates or winds up, the Ambac Note shall automatically be assigned to the Note Collateral Agent.
Optional Redemption
The Ambac Note may be redeemed, in whole or in part, at the option of AAC in its sole discretion, on any interest payment date, without penalty or premium. Such redemption shall be (i) accompanied by a payment of all regularly scheduled interest accrued and unpaid due on the Ambac Note to, but not including, the applicable redemption date and (ii) applied to principal on the Ambac Note on the redemption date arising as a result of the redemption of the Ambac Note. On the redemption date, the Senior Secured Notes Issuer will apply the proceeds of such optional redemption in repayment of the Senior Secured Notes (including any accrued unpaid interest thereon) without penalty or premium.

A copy of the Ambac Note is attached as Exhibit 4.2 and incorporated herein by reference. The foregoing description of the Ambac Note does not purport to be complete and is qualified in its entirety by reference to the full text of the document.
Financial Guaranty Insurance Policy
On February 12, 2018, AAC issued a financial guaranty insurance policy (the “Policy”) to the Senior Secured Notes Trustee for the benefit of the holders of the Senior Secured Notes irrevocably guaranteeing all regularly scheduled principal and interest payments, as well as mandatory redemptions, in respect of the Senior Secured Notes as and when such payments become due and owing.
A copy of the Policy is attached as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the document.
Senior Secured Notes Collateral Agreement
On February 12, 2018, the Senior Secured Notes Issuer entered into a Collateral Agreement (the “Senior Secured Notes Collateral Agreement”), by the Senior Secured Notes Issuer in favor of The Bank of New York Mellon, as Note Collateral Agent and Trustee, pursuant to which the Senior Secured Notes Issuer granted a security interest in the collateral substantially all of its assets to secure all obligations of the Senior Secured Notes Issuer under the Senior Secured Notes and the Senior Secured Notes Indenture.
A copy of the Senior Secured Notes Collateral Agreement is attached as Exhibit 10.2 and incorporated herein by reference. The foregoing description of the Senior Secured Notes Collateral Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document.
AAC Pledge Agreement
On February 12, 2018, AAC entered into a Pledge Agreement (the “AAC Pledge Agreement”), by AAC in favor of The Bank of New York Mellon, as Note Collateral Agent, Trustee and Paying Agent, pursuant to which AAC granted a security interest in (i) a single, segregated non-interest bearing deposit account in the State of New York and in the name of AAC, (ii) all principal and interest received by AAC as holder of the Senior Secured Notes and (iii) to the extent not otherwise included, all proceeds (as defined in the Uniform Commercial Code as from time to time in effect in the State of New York) and products of any of the foregoing to secure the prompt and complete payment and performance when due of the obligations of the Senior Secured Notes Issuer.
Covenants
The AAC Pledge Agreement contains covenants that, among other things, require AAC to:

•	pursue the RMBS Litigation diligently, in good faith, and in a manner consistent with a plaintiff acting solely on its own account; and

•	deliver copies of certain SEC filings and press releases to the extent such filings and press releases contain material information concerning the RMBS Litigation.
A copy of the AAC Pledge Agreement is attached as Exhibits 10.3 and incorporated herein by reference. The foregoing description of the AAC Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document.

Tier 2 Notes Indenture
On February 12, 2018, AAC issued $240,000,000 aggregate principal amount of 8.5% Senior PIK Notes Secured by Certain Interests in Proceeds of Certain RMBS Litigation due 2055 (the “Tier 2 Notes”) under an Indenture (the “Tier 2 Notes Indenture”), dated as of February 12, 2018, by and between AAC and The Bank of New York Mellon, as trustee and as note collateral agent.
Collateral
The Tier 2 Notes are secured by a pledge of (i) AAC’s right, title and interest in the cash and non-cash proceeds received by or on behalf of AAC pursuant to the RMBS Litigation, pursuant to any final and non-appealable judgment, settlement or other arrangement, minus all amounts paid or payable to reimburse reinsurers for the amounts paid by reinsurers in connection with the receipt of such proceeds in excess of $1.6 billion (the “Tier 2 Net Proceeds”) and (ii) the Account (as defined below).
At all times after issuance of the Tier 2 Notes, AAC will control the RMBS Litigation in all respects (including, without limitation, all decisions as to strategy, settlement, pursuit and abandonment), and the holders of the Tier 2 Notes will have no right to join or participate in the RMBS Litigation in any way.
None of the trustee for the Tier 2 Notes, the collateral agent for the Tier 2 Notes, or any holder of the Tier 2 Notes or of any beneficial interest in the Tier 2 Notes will have any third party beneficiary rights under, relating to or in respect of the RMBS Litigation. Each such holder will agree not to, and will procure that none of its affiliates, representatives, employees, directors, shareholders or agents will, take any action, whether direct or indirect, that is intended to, or could be reasonably expected to, interfere with, or influence the value, settlement discussions, legal arguments, timing of, the prosecution or resolution, in any way whatsoever, any RMBS Litigation or other litigation to which AAC is a party. For the term of the Tier 2 Notes, AAC will covenant not to sell or otherwise transfer to any third party any of its ownership of the Tier 2 Net Proceeds in excess of $1.6 billion (other than in connection with contingency fee arrangements with counsel).
Payments of Principal and Interest
Promptly after receipt of any Tier 2 Net Proceeds by AAC and provided that the Initial Call Date (as defined below) has occurred, AAC shall be obliged to prepay the Tier 2 Notes with such Tier 2 Net Proceeds. Non-cash Tier 2 Net Proceeds are deemed to be received after the receipt of a third party appraisal as to the fair market value of the non-cash Tier 2 Net Proceeds.
In addition, in the event that a payment (other than payments in connection with closing of the Rehabilitation Exit Transactions) is made on the Surplus Notes (a “SSN Payment Date”) and provided that the Initial Call Date has occurred, AAC shall be obliged to prepay the Tier 2 Notes in an amount (the “SSN Payment”) equal to (a) the then outstanding accrued and unpaid interest and principal balance of the Tier 2 Notes, multiplied by (b) the Surplus Note Distribution Percentage (as defined below) and by applying such proceeds to redeem the Tier 2 Notes in an amount equal to the maximum amount of principal that can be repaid with such SSN Payment, along with accrued and unpaid interest on such Tier 2 Notes to, but not including, the redemption date for such Tier 2 Notes. For the avoidance of doubt, it is contemplated that there can be multiple such distributions (in the event of multiple regulator approved payments to the Surplus Notes).
In the event of a SSN Payment Date prior to the scheduled maturity of Surplus Notes that includes a principal payment on such Surplus Notes, occurring prior to the one year anniversary of a payment of principal on the Tier 2 Notes (a “Recent Principal Payment”) and provided that the Initial Call Date has occurred, in lieu of making a SSN Payment as calculated in the prior paragraph, AAC shall be obliged to make a SSN Payment equal to: (a) the outstanding accrued and unpaid interest and principal balance of the Tier 2 Notes immediately prior to the Recent Principal Payment, multiplied by (b) the Surplus Note Distribution Percentage (as defined below) and by applying such proceeds to redeem the Tier 2 Notes in an amount equal to the maximum amount of principal that can be repaid with such SSN Payment, along with accrued and unpaid interest on such Tier 2 Notes to, but not including, the redemption date for such Tier 2 Notes. For the avoidance of doubt, it is contemplated that there can be multiple such distributions (in the event of multiple regulator approved payments to the Surplus Notes).
At the maturity date, or on any date on which the Tier 2 Notes are to be redeemed in whole, AAC will make a payment of the then outstanding interest and principal balance of the Tier 2 Notes, in full. On any date on which the Tier 2 Notes are to be redeemed in part, AAC will make a payment of the interest and principal outstanding on the Tier 2 Notes to be redeemed and any applicable make-whole premium.
The “Surplus Note Distribution Percentage” is equal to the percentage calculated as: (i) the amount of payments to be made on the Surplus Notes on such SSN Payment Date, as the numerator, over (ii) the outstanding unpaid interest and principal balance of the Surplus Notes immediately prior to such distribution, as the denominator.
For the purpose of determining the Surplus Note Distribution Percentage, any payments to the Surplus Notes made in connection with the transactions relating to the exit of the Segregated Account from rehabilitation are excluded (i.e., the Surplus Notes balance is considered to be 100% following any payments made on or before or in connection with the date of issuance of the Tier 2 Notes).
Call Protection
To the extent there is an SSN Payment Date or receipt of Tier 2 Net Proceeds in advance of the Initial Call Date, a separate account (the “Account”) will be funded with amounts equal to any Tier 2 Net Proceeds and/or SSN Payments which would have been applied in redemption of the Tier 2 Notes but for the application of this call protection provision (including the applicable make-whole premium). Except as described herein, the Tier 2 Notes may not be redeemed or repaid prior to the Initial Call Date. Thereafter, the Tier 2 Notes may be redeemed, in whole or in part, at the option of AAC, at a price equal to 100% of the aggregate principal amount redeemed, plus accrued and unpaid interest, if any.
The Account, which can be funded with cash or certain specified assets, will be pledged to secure the Tier 2 Notes and will be subject to an account control agreement in favor of the noteholders or opened with their collateral agent. The Tier 2 Notes will constitute secured debt to the extent of the value of the Account, and any unsecured portion of the Tier 2 Notes in a liquidation of AAC will constitute class 5 claims under Wisconsin insurance law.
AAC’s obligation to pre-fund such amounts will be subject to a maximum amount equal to the sum of the aggregate principal amount of all outstanding Tier 2 Notes and the applicable make-whole premium on all such Tier 2 Notes (the “Maximum Amount”). If the Maximum Amount has been funded in the Account, (i) any Tier 2 Net Proceeds in excess of such Maximum Amount shall be exclusively for the account of AAC and the lien over the remaining Tier 2 Net Proceeds shall be, immediately and without further action, released; and (ii) there shall be no further obligation to redeem any of the Tier 2 Notes, or fund the Account, as a consequence of any payment on the Surplus Notes any further receipt of Tier 2 Net Proceeds or any diminution of value of the Account (though, for the avoidance of doubt, such diminution shall in no event reduce the amount owed in respect of the Tier 2 Notes). If and only if the Account has been funded in excess of the Maximum Amount, AAC may, in its sole discretion, withdraw such excess from the Account for its general use, free and clear of any liens for the benefit of the noteholders.

At any time and from time to time AAC may also, in its sole discretion, collateralize any amount of Tier 2 Notes by funding the Account with any source of cash or certain specified assets in an amount equal to the principal amount of such Tier 2 Notes, all accrued and unpaid interest thereon, and the applicable make-whole premium that would have been payable if such Tier 2 Notes were redeemed on the date of such funding; provided, that all such collateralized Tier 2 Notes shall be repaid (without premium or penalty, but including accrued and unpaid interest thereon, if any) on the Initial Call Date if they are not redeemed prior to such Initial Call Date with their applicable make-whole premium (together with accrued and unpaid interest thereon, if any) on such prior date.
Prior to the Initial Call Date, AAC may at its option (including, for the avoidance of doubt, through the use of Tier 2 Net Proceeds or SSN Payments as an alternative to funding the Account, or any other source of available cash) redeem the Tier 2 Notes in whole or in part, on one or more occasions, at a redemption price equal to 100% of the aggregate principal amount to be redeemed plus accrued and unpaid interest thereon, if any, plus the applicable make-whole premium.
The “Initial Call Date” shall be December 17, 2020, which date shall be automatically extended on each month anniversary of the Effective Date after the one year anniversary of the Effective Date, on a ratable basis, to (i) September 17, 2021 by the second year anniversary of the Effective Date and (ii) March 17, 2022 by the third year anniversary of the Effective Date; provided that for any given redemption or repayment of principal on the Tier 2 Notes (in whole or in part), the Initial Call Date for such principal to be redeemed or repaid shall be determined as of the earlier of the date of such redemption or repayment and the date that an amount equal to the amount of principal to be redeemed or repaid was funded into the Account along with any accrued and unpaid interest and applicable make-whole premium that would be payable if such principal were redeemed on such date. For the avoidance of doubt, for any given redemption or repayment of principal on the Tier 2 Notes, there shall be no extensions of the Initial Call Date for such redemption or repayment after the earlier of the third year anniversary of the Effective Date and the date that an amount equal to the amount of such principal to be redeemed or repaid was funded into the Account along with any accrued and unpaid interest and applicable make-whole premium that would be payable if such principal were redeemed on such date.
Optional Prepayment
AAC may voluntarily prepay the Tier 2 Notes, in whole or in part, (i) on the Initial Call Date or thereafter without penalty or (ii) prior to the Initial Call Date, pursuant to the provisions described above under the heading “Call Protection”.
A copy of the Tier 2 Notes Indenture is attached as Exhibit 4.3 and incorporated herein by reference. The foregoing description of the Tier 2 Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the document.
Tier 2 Collateral Agreement
On February 12, 2018, AAC entered into a Collateral Agreement (the “Tier 2 Collateral Agreement”), in favor of The Bank of New York Mellon, as Note Collateral Agent, Trustee and Paying Agent, whereby AAC granted a security interest in the collateral account into which the Tier 2 Net Proceeds will be deposited, the right to receive the Tier 2 Net Proceeds and proceeds (as defined in the Uniform Commercial Code as from time to time in effect in the State of New York) and products of any of the foregoing to secure all obligations of AAC under the Tier 2 Notes and the Tier 2 Indenture.
A copy of the Tier 2 Collateral Agreement is attached as Exhibit 10.4 and incorporated herein by reference. The foregoing description of the Tier 2 Collateral Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document.

Supplemental Fiscal Agency Agreement
In connection with the Rehabilitation Exit Transactions, the Segregated Account merged with and into AAC. On February 12, 2018, the Segregated Account entered into a Supplemental Fiscal Agency Agreement (the “Supplemental Fiscal Agency Agreement”), between the Segregated Account and The Bank of New York Mellon (the “Fiscal Agent”). Pursuant to the Supplemental Fiscal Agency Agreement, AAC assumed all of the Segregated Account’s obligations under the existing fiscal agency agreement (the “Existing Fiscal Agency Agreement”), dated as of July 19, 2010, between the Segregated Account and the Fiscal Agent and the 5.1% surplus notes due 2020 issued by the Segregated Account pursuant to the Existing Fiscal Agency Agreement.
A copy of the Supplemental Fiscal Agency Agreement is attached as Exhibit 4.4 and incorporated herein by reference. The foregoing description of the Supplemental Fiscal Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document.
Waiver and Amendment to Bank Settlement Agreement
On February 12, 2018, AAC, Ambac Credit Products, LLC (“ACP”), AFG and holders of more than 50% in aggregate principal amount of the Surplus Notes (other than Surplus Notes beneficially owned by AAC, ACP, AFG or any of their affiliates) entered into a waiver and amendment (the “BSA Waiver and Amendment”) of certain provisions of the Settlement Agreement, dated as of June 7, 2010 (the “Settlement Agreement”), by and among AAC, ACP, AFG and the other signatories party thereto. The BSA Waiver and Amendment waived compliance with any and all restrictions, limitations and other provisions set forth in Section 3.04 of the Settlement Agreement, including without limitation Section 3.04(m) thereof, that could have directly or indirectly prohibited, restricted or limited in any manner consummation or effectiveness of the Rehabilitation Exit Transactions.
A copy of the BSA Waiver and Amendment is attached as Exhibit 10.5 and incorporated herein by reference. The foregoing description of the BSA Waiver and Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the document.
Item 2.03. Creation of a Direct Financial Obligation.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 7.01. Regulation FD Disclosure.
On February 12, 2018, AFG issued a press release announcing that the previously disclosed Rehabilitation Exit Transactions had closed. A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.
The information furnished pursuant to this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.     The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
Number	Exhibit Description
4.1
Indenture (including the form of Notes), dated as of February 12, 2018, between Ambac LSNI, LLC and The Bank of New York Mellon, as trustee and note collateral agent, providing for the issuance of insured secured notes

4.2
Indenture (including the form of Notes), dated as of February 12, 2018, between Ambac LSNI, LLC and The Bank of New York Mellon, as trustee and note collateral agent, providing for the issuance of insured secured notes

4.3
Indenture (including the form of Notes), dated as of February 12, 2018, between Ambac Assurance Corporation and The Bank of New York Mellon, as trustee and note collateral agent providing for the issuance of senior notes secured by certain interests in proceeds of certain RMBS litigation

4.4
Supplemental Fiscal Agency Agreement, dated as of February 12, 2018, among the Segregated Account of Ambac Assurance Corporation, Ambac Assurance Corporation and The Bank of New York Mellon, as fiscal agent

10.1	Financial Guaranty Insurance Policy, dated February 12, 2018, issued by Ambac Assurance Corporation
10.2	Collateral Agreement, dated as of February 12, 2018, made by Ambac LSNI, LLC in favor of The Bank of New York Mellon, as note collateral agent, trustee and paying agent for the secured parties
10.3	Pledge Agreement, dated as of February 12, 2018, made by Ambac Assurance Corporation in favor of The Bank of New York Mellon, as note collateral agent, trustee and paying agent
10.4
Collateral Agreement, dated as of February 12, 2018, made by Ambac Assurance Corporation in favor of The Bank of New York Mellon, as note collateral agent, trustee and paying agent for the secured parties

10.5	Waiver and Amendment, dated as of February 12, 2018, among Ambac Assurance Corporation, Ambac Credit Products, LLC, Ambac Financial Group, Inc. and the other signatories party thereto
99.1	Press Release dated February 12, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	February 15, 2018	By:	/s/ William J. White
First Vice President, Secretary and Assistant General Counsel

Exhibit Index

Exhibit
Number	Exhibit Description
4.1
Indenture (including the form of Notes), dated as of February 12, 2018, between Ambac LSNI, LLC and The Bank of New York Mellon, as trustee and note collateral agent, providing for the issuance of insured secured notes

4.2
Indenture (including the form of Notes), dated as of February 12, 2018, between Ambac LSNI, LLC and The Bank of New York Mellon, as trustee and note collateral agent, providing for the issuance of insured secured notes

4.3
Indenture (including the form of Notes), dated as of February 12, 2018, between Ambac Assurance Corporation and The Bank of New York Mellon, as trustee and note collateral agent providing for the issuance of senior notes secured by certain interests in proceeds of certain RMBS litigation

4.4
Supplemental Fiscal Agency Agreement, dated as of February 12, 2018, among the Segregated Account of Ambac Assurance Corporation, Ambac Assurance Corporation and The Bank of New York Mellon, as fiscal agent

10.1	Financial Guaranty Insurance Policy, dated February 12, 2018, issued by Ambac Assurance Corporation
10.2	Collateral Agreement, dated as of February 12, 2018, made by Ambac LSNI, LLC in favor of The Bank of New York Mellon, as note collateral agent, trustee and paying agent for the secured parties
10.3	Pledge Agreement, dated as of February 12, 2018, made by Ambac Assurance Corporation in favor of The Bank of New York Mellon, as note collateral agent, trustee and paying agent
10.4
Collateral Agreement, dated as of February 12, 2018, made by Ambac Assurance Corporation in favor of The Bank of New York Mellon, as note collateral agent, trustee and paying agent for the secured parties

10.5	Waiver and Amendment, dated as of February 12, 2018, among Ambac Assurance Corporation, Ambac Credit Products, LLC, Ambac Financial Group, Inc. and the other signatories party thereto
99.1	Press Release dated February 12, 2018
Forward-Looking Statements
This Form 8-K includes statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which, may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.
Any or all of management’s forward-looking statements in this Form 8-K may turn out to be incorrect and are based on management’s current belief or opinions. The Company’s actual results may vary materially, and there are no guarantees about the performance of the Company’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the highly speculative nature of AFG’s common stock and volatility in the price of AFG’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from AAC or from transactions or opportunities apart from AAC; (3) adverse effects on AFG’s share price resulting from future offerings of debt or equity securities that rank senior to AFG’s common stock; (4) potential of rehabilitation proceedings against AAC; (5) dilution of current shareholder value or adverse effects on AFG’s share price resulting from the issuance of additional shares of common stock; (6) inadequacy of reserves established for losses and loss expenses and possibility that changes in loss reserves may result in further volatility of earnings or financial results; (7) decisions made by AAC’s primary insurance regulator for the benefit of policyholders that may result in material adverse consequences for holders of the Company’s securities or holders of securities issued or insured by AAC; (8) increased fiscal stress experienced by issuers of public finance obligations or an increased incidence of Chapter 9 filings or other restructuring proceedings by public finance issuers; (9) the Company’s inability to realize the expected recoveries included in its financial statements; (10) changes in AAC’s estimated representation and warranty recoveries or loss reserves over time; (11) credit risk throughout the Company’s business, including but not limited to credit risk related to residential mortgage-backed securities, student loan and other asset securitizations, collateralized loan obligations, public finance obligations and exposures to reinsurers; (12) concentration and essentiality risk in connection with Military Housing insured debt; (13) the risk that the Company’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (14) risks associated with adverse selection as the Company’s insured portfolio runs off; (15) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce risks in its insured portfolio; (16) intercompany disputes or disputes with AAC’s primary insurance regulator; (17) our inability to mitigate or remediate losses, commute or reduce insured exposures or achieve recoveries or investment objectives, or the failure of any transaction intended to accomplish one or more of these objectives to deliver anticipated results; (18) the Company’s substantial indebtedness could adversely affect its financial condition, operating flexibility and ability to obtain financing in the future; (19) restrictive covenants in agreements and instruments may impair the Company’s ability to pursue or achieve its business strategies; (20) loss of control rights in transactions for which we provide insurance due to a finding that AAC has defaulted, whether due to the Segregated Account Rehabilitation Proceedings or otherwise; (21) the Company’s results of operation may be adversely affected by events or circumstances that result in the accelerated amortization of the Company’s insurance intangible asset; (22) adverse tax consequences or other costs resulting from the Segregated Account rehabilitation plan, or from the characterization of the Company’s surplus notes as equity; (23) risks attendant to the change in composition of securities in the Company’s investment portfolio; (24) changes in tax law; (25) changes in prevailing interest rates; (26) factors that may influence the amount of installment premiums paid to the Company, including the Segregated Account Rehabilitation Proceedings; (27) default by one or more of AAC’s portfolio investments, insured issuers or counterparties; (28) market risks impacting assets in the Company’s investment portfolio or the value of our assets posted as collateral in respect of investment agreements and interest rate swap transactions; (29) risks relating to determinations of amounts of impairments taken on investments; (30) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on the Company’s business, operations, financial position, profitability or cash flows; (31) the Company’s inability to realize value from Ambac UK or other subsidiaries of AAC; (32) system security risks; (33) market spreads and pricing on derivative products insured or issued by the Company; (34) the risk of volatility in income and earnings, including volatility due to the application of fair value accounting; (35) changes in accounting principles or practices that may impact the Company’s reported financial results; (36) legislative and regulatory developments; (37) the economic impact of “Brexit” may have an adverse effect on the Company’s insured international portfolio and the value of its foreign investments, both of which primarily reside with its subsidiary Ambac UK; (38) operational risks, including with respect to internal processes, risk and investment models, systems and employees, and failures in services or products provided by third parties; (39) the Company’s financial position that may prompt departures of key employees and may impact the Company’s ability to attract qualified executives and employees; (40) implementation of new tax legislation signed into law on December 22, 2017 (commonly known as the “Tax Cuts and Jobs Act”) may have unexpected consequences for the Company and the value of its securities, particularly its common shares; (41) implementation of the Tax Cuts and Jobs Act may negatively impact the economic recovery of Puerto Rico, which could result in higher loss severities or an extended moratorium on debt service owed on AAC-insured bonds of Puerto Rico and its instrumentalities; (42) implementation of the Tax Cuts and Jobs Act could have a negative impact on municipal issuers of AAC-insured bonds; and (43) other risks and uncertainties that have not been identified at this time.